SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                AMENDEMENT NO. 2
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 20, 2002



                                 eCHAPMAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
            Maryland                                   0-28123                             52-2184621
------------------------------                   --------------------                ---------------------
 (STATE OR OTHER JURISDICTION                    (COMMISSION FILE NO.)                   (IRS EMPLOYER
      OF INCORPORATION OR                                                            IDENTIFICATION NUMBER)
         ORGANIZATION)

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                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              --------------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous Independent Accountants


         On March 20, 2002, we filed a Form 8-K regarding the termination of Arthur Anderson LLP, as our independent public accountants. Attached hereto as
Exhibit 16 and incorporated herein by reference is the letter furnished by Arthur Anderson, as addressed to the Securities and Exchange Commission.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit No.                                     Description


               16.1        Response letter from Arthur Anderson dated
                           March 28, 2002




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          eCHAPMAN, INC.


Date:    June 25, 2002                    By:    /s/ Nathan A. Chapman, Jr.
                                             -----------------------------------
                                          Nathan A. Chapman Jr, President



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                                  EXHIBIT INDEX
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         Exhibit No.                                          Description

16.1     Response letter from Arthur Anderson dated March 28, 2002.

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